EXHIBIT 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA	CLASS A COMMON STOCK PAR VALUE $.01

THIS CERTIFICATE IS TRANSFERABLE IN [ ]	CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

CONTINENTAL RESOURCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

This certifies that

is the owner of

                             FULLY PAID AND NONASSESSABLE SHARES OF CONTINENTAL RESOURCES, INC. transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the transfer agent and the registrar.

IN WITNESS WHEREOF, the said Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.

CERTIFICATE OF STOCK

DATED:

By:
Secretary		Chief Executive Officer

The Corporation has the power to issue different classes and series of stock. The Corporation will furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of the preferences or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not on the list.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT - ____________________	Custodian ____________________
			(Cust.)	(Minor)

TEN ENT	—	as tenants by the entireties	under Uniform Gifts to Minors Act ________________________________________________ (State)

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act	_____________________________ (State)

For value received,                                          the undersigned hereby sells, assigns and transfers unto

___________________________

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

__________________________________________

__________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                     Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints                      Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.